UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 21, 2021

ORION ENERGY SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Wisconsin	01-33887	39-1847269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive Manitowoc, Wisconsin		54220
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Common stock purchase rights		The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 21, 2021, Orion Energy Systems, Inc. (the “Company”) issued a press release announcing that it has secured follow-on orders from two of its major retail customers and that it achieved revenues of approximately $117 million for its fiscal year ended March 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 8.01.	Other Events.

On April 21, 2021, the Company announced that it achieved revenues of approximately $117 million for its fiscal year ended March 31, 2021. The Company also announced that it has secured $16.4 million in follow-on orders from two of its major retail customers. First, the Company received a contract extension from its large national retail customer totaling approximately $14.9 million, which it expects to complete during the first three quarters of fiscal year 2022. Second, the Company received an additional award of approximately $1.5 million from its large national specialty retail customer and expects to complete this work during the first and second quarters of fiscal year 2022. The estimated amount and timing of these projects is subject to uncertainty related to the COVID-19 pandemic and related business and other economic impacts.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. Exhibit 99.1 is furnished herewith.

Exhibit No.	Description
99.1	Press Release of Orion Energy Systems, Inc., dated April 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: April 21, 2021	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer